NEVADA GOLD & CASINOS ANNOUNCES
                              THIRD QUARTER RESULTS


Houston, TX - February 8, 2005 - Nevada Gold & Casinos, Inc. (AMEX: UWN) today announced financial results for the third quarter of fiscal 2005 ended December 31, 2004.

As expected, due to construction disruption related to the expansion at both of the Isle of Capri-Black Hawk joint venture properties in Black Hawk, Colorado, net income for the third quarter was $828,000 compared to $1.8 million in the third quarter of fiscal 2004. Net income per diluted common share was $0.06, compared to $0.12 in the prior year period. Diluted weighted average common shares outstanding in the third quarter were 14.3 million compared to 15.2 million in the prior year period. During the three months ended December 31, 2004, the Company repurchased 390,000 shares of its common stock in the open market at an average price of $10.88 per share.

For the third quarter of fiscal 2005, revenues decreased to $1.7 million compared to $2.7 million in the third quarter of fiscal 2004. The revenue decrease was primarily due to a $1.4 million decrease in interest income related to a lower balance in outstanding notes receivable from the River Rock project.

The Company's equity in earnings from Isle of Capri-Black Hawk (IC-BH), the company's joint venture with Isle of Capri Casinos, decreased to $1.5 million from $2.5 million in the prior year period. IC-BH's third quarter EBITDA before management fees ("Adjusted EBITDA"), was $8.8 million compared to $12.3 million in the prior year period. A reconciliation of adjusted EBITDA to net income is provided in the attached financial statements. The decrease in earnings and adjusted EBITDA is attributable to the construction disruption related to the expansion project at the joint venture's two properties in Black Hawk.

Subsequent to the end of the third quarter, River Rock Casino repaid $5.0 million of the remaining $10.0 million outstanding loan and the Company received a $2.3 million income tax refund, both of which were used to reduce outstanding indebtedness.

H. Thomas Winn, Chairman, President & CEO of Nevada Gold & Casinos, Inc. commented, "Our third quarter financial results were impacted by construction disruptions at Black Hawk. That said, we believe these issues are almost behind us as we near the completion of the casino and parking expansion. In addition, River Rock's parking projects are substantially complete which leaves the property well positioned to benefit from its large target market and increased marketing efforts in calendar 2005."

NINE-MONTH  RESULTS

Net income for the nine month period ended December 31, 2004 was $3.7 million compared to $5.7 million in the prior year period. Net income per diluted common share was $0.26, compared to $0.39 in the prior year period. Diluted weighted average common shares outstanding in the nine months ended December 31, 2004 were 14.8 million compared to 15.4 million in the prior year period.

For the nine months ended December 31, 2004, revenues decreased to $5.1 million compared to $7.0 million for the nine months ended December 31, 2003. The revenue decrease was primarily due to a $1.6 million decrease in interest income related to a lower balance in outstanding notes receivable from the River Rock project.

The Company's equity in earnings from Isle of Capri-Black Hawk (IC-BH), the Company's joint venture with Isle of Capri Casinos, decreased to $5.5 million for the nine months ended December 31, 2004 compared to $7.9 million in the prior year period. IC-BH's adjusted EBITDA for the nine-month period was $29.6 million compared to $39.3 million in the prior year period.
Reconciliations of adjusted EBITDA to net income are provided in the attached financial statements. The decrease in earnings and adjusted EBITDA is attributable to the construction disruption related to the expansion project at the joint venture's two properties in Black Hawk.


FINANCIAL  GUIDANCE

The Company expects net income per diluted common share of $0.12 to $0.14 for the fourth quarter ending March 31, 2005 and $0.38 to $0.40 for the 2005 fiscal year ending March 31, 2005.

FORWARD-LOOKING  STATEMENTS

This release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We use words such as "anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. Forward-looking statements include, without limitation, our ability to increase income streams, to grow revenue and earnings, and to obtain additional Indian gaming and other projects. These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's public filings with the Securities and Exchange Commission.

ABOUT  NEVADA  GOLD  &  CASINOS

Nevada Gold & Casinos, Inc. of Houston, Texas is a developer of gaming properties and has real estate interests in Colorado, California, and Nevada. UWN owns a 43% interest in The Isle of Capri-Black Hawk LLC, which owns Isle of Capri Casino, a 237-room hotel/casino and Colorado Central Station Casino (both located in Black Hawk, Colorado, about 35 miles west of Denver) and Colorado Grande Casino, located in Cripple Creek, Colorado. The LLC is a joint venture with Isle of Capri Casinos, Inc. (Nasdaq: ISLE). UWN has 69% ownership of Dry Creek Casino, LLC, which is assisting the Dry Creek Rancheria Band of Pomo
Indians with their River Rock Casino, Alexander Valley, Sonoma County, California (about 75 miles north of San Francisco in the California wine country). UWN has 51% ownership of Route 66 Casinos, LLC, which has the right to lease gaming equipment to the Pueblo of Laguna in their Route 66 Casino 11 miles west of Albuquerque, N.M., which opened in September 2003. Nevada Gold Tulsa,
Inc., a wholly-owned subsidiary, has entered into a contract to develop and manage a casino for the Muscogee (Creek) Nation in Tulsa, Oklahoma. Also, Gold River, LLC, a wholly-owned subsidiary of UWN, has entered into a development agreement for a gaming resort in Pauma Valley, California for the La Jolla Band of Luiseno Indians. The management agreement for La Jolla is currently being finalized and is expected to be completed in the near future. For more information, visit http://www.nevadagold.com.

CONTACT:  Nevada Gold & Casinos, Inc., Houston
          H. Thomas Winn or Christopher Domijan, 713-621-2245 or
          Integrated  Corporate  Relations
          Don  Duffy  203-222-9013

                                    ISLE OF CAPRI BLACK HAWK L.L.C.
                          COMPARATIVE FINANCIAL HIGHLIGHTS BY CASINO PROPERTY
                                            (IN THOUSANDS)

                                                  THREE MONTHS ENDED
                         -------------------------------------------------------------------
                                    JANUARY 23, 2005                  JANUARY 25, 2004
                         -------------------------------------------------------------------
                                                    ADJUSTED                        ADJUSTED
                                                     EBITDA       NET     ADJUSTED   EBITDA
                         NET REVENUES    ADJUSTED   MARGIN %   REVENUES    EBITDA   MARGIN %
                              (1)       EBITDA (2)     (2)        (3)       (2)       (2)
                         -------------  ----------  ---------  ---------  --------  --------
Isle-Black Hawk (3)            24,760       8,526       34.4%    25,148     9,870      39.2%
Colorado Central
   Station (3) (4)              7,228         282        3.9%    10,243     2,192      21.4%
Colorado Grande (3) (4)         1,409          (5)     (0.4%)     1,677       287      17.1%
-----------------------  -------------  ----------  ---------  ---------  --------  --------
      COLORADO TOTAL           33,397       8,803       26.4%    37,068    12,349      33.3%


                                                   NINE MONTHS ENDED
                         -------------------------------------------------------------------
                                   JANUARY 23, 2005                  JANUARY 25, 2004
                         -------------------------------------------------------------------
                                                    ADJUSTED                        ADJUSTED
                                                     EBITDA       NET     ADJUSTED   EBITDA
                         NET REVENUES    ADJUSTED   MARGIN %   REVENUES    EBITDA   MARGIN %
                              (1)       EBITDA (2)     (2)        (1)       (2)       (2)
                         -------------  ----------  ---------  ---------  --------  --------
Isle-Black Hawk (3)            76,605      27,564       36.0%    80,701    30,419      37.0%
Colorado Central
   Station (3) (4)             23,644       1,212        5.1%    33,903     7,436      22.2%
Colorado Grande (3) (4)         5,512         873       15.8%     5,995     1,488      27.8%
-----------------------  -------------  ----------  ---------  ---------  --------  --------
      COLORADO TOTAL          105,761      29,649       28.0%   120,599    39,343      32.6%

                         ISLE OF CAPRI BLACK HAWK L.L.C.
 RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED EBITDA BY CASINO PROPERTY
                                  (IN THOUSANDS)
                       THREE MONTHS ENDED JANUARY 23, 2005


                           ------------------------------------------------------
                                                                     OPERATING
                            ADJUSTED   DEPRECIATION                    INCOME
                             EBITDA         &         OPERATING    (LOSS)MARGIN %
                              (2)      AMORTIZATION  INCOME(LOSS)       (5)
                           ----------  ------------  ------------  --------------
  Isle-Black Hawk (3)          8,526          1,802        6,724            27.2%
  Colorado Central
     Station (3) (4)             282            636         (354)          (4.9%)
  Colorado Grande (3) (4)         (5)           115         (120)          (8.5%)
-------------------------  ----------  ------------  ------------  --------------
  COLORADO TOTAL               8,803          2,553        6,250            18.7%



                          THREE MONTHS ENDED JANUARY 25, 2004

                           ---------------------------------------------------
                                                                  OPERATING
                            ADJUSTED   DEPRECIATION                INCOME
                             EBITDA         &        OPERATING  (LOSS)MARGIN %
                              (2)      AMORTIZATION   INCOME         (5)
                           ----------  ------------  ---------  --------------
  Isle-Black Hawk (3)          9,870          1,650      8,220           32.7%
  Colorado Central
       Station (3) (4)         2,192            405      1,787           17.4%
  Colorado Grande (3) (4)        287             72        215           12.8%
-------------------------  ----------  ------------  ---------  --------------
  COLORADO TOTAL              12,349          2,127     10,222           27.6%

                         ISLE OF CAPRI BLACK HAWK L.L.C.
 RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED EBITDA BY CASINO PROPERTY
                                  (IN THOUSANDS)
                        NINE MONTHS ENDED JANUARY 23, 2005

                           ------------------------------------------------------
                                                                     OPERATING
                            ADJUSTED   DEPRECIATION                   INCOME
                             EBITDA         &         OPERATING    (LOSS)MARGIN %
                              (2)      AMORTIZATION  INCOME(LOSS)       (5)
                           ----------  ------------  ------------  --------------
  Isle-Black Hawk (3)         27,564          5,276       22,288            29.1%
  Colorado Central
     Station (3) (4)           1,212          1,864         (652)          (2.8%)
  Colorado Grande (3) (4)        873            325          548             9.9%
-------------------------  ----------  ------------  ------------  --------------
  COLORADO TOTAL              29,649          7,465       22,184            21.0%

                           NINE MONTHS ENDED JANUARY 25, 2004

                           ---------------------------------------------------
                                                                  OPERATING
                            ADJUSTED   DEPRECIATION                INCOME
                             EBITDA         &        OPERATING  (LOSS)MARGIN %
                              (2)      AMORTIZATION   INCOME         (5)
                           ----------  ------------  ---------  --------------
  Isle-Black Hawk (3)         30,419          5,093     25,326           31.4%
  Colorado Central
     Station (3) (4)           7,436          1,106      6,330           18.7%
  Colorado Grande (3) (4)      1,488            213      1,275           21.3%
-------------------------  ----------  ------------  ---------  --------------
  COLORADO TOTAL              39,343          6,412     32,931           27.3%

                                   ISLE OF CAPRI BLACK HAWK L.L.C.
          RECONCILIATION OF NET INCOME (LOSS) TO OPERATING INCOME (LOSS) BY CASINO PROPERTY
                                           (IN THOUSANDS)
                                 THREE MONTHS ENDED JANUARY 23, 2005

                           -------------------------------------------------------------------------
                                                                           INCOME TAX
                            OPERATING    INTEREST   INTEREST  MANAGEMENT   (PROVISION)      NET
                           INCOME(LOSS)   EXPENSE    INCOME       FEE        BENEFIT    INCOME(LOSS)
                           ------------  ---------  --------  -----------  -----------  ------------
  Isle-Black Hawk (3)            6,724       (700)         5      (1,211)            -        4,818
  Colorado Central
     Station (3) (4)              (354)    (1,368)         3        (215)          747       (1,187)
  Colorado Grande (3) (4)         (120)      (185)         2         (45)          153         (195)
-------------------------  ------------  ---------  --------  -----------  -----------  ------------
  COLORADO TOTAL                 6,250     (2,253)        10      (1,471)          900        3,436

                                THREE MONTHS ENDED JANUARY 25, 2004

                           -----------------------------------------------------------------------
                                                                         INCOME TAX
                           OPERATING   INTEREST   INTEREST  MANAGEMENT   (PROVISION)      NET
                             INCOME     EXPENSE    INCOME       FEE        BENEFIT    INCOME(LOSS)
                           ----------  ---------  --------  -----------  -----------  ------------
  Isle-Black Hawk (3)           8,220    (1,252)        34      (1,136)            -        5,866
  Colorado Central
     Station (3) (4)            1,787    (1,368)         1        (662)          119         (123)
  Colorado Grande (3) (4)         215      (186)                   (71)           15          (27)
-------------------------  ----------  ---------  --------  -----------  -----------  ------------
  COLORADO TOTAL               10,222    (2,806)        35      (1,869)          134        5,716

                                   ISLE OF CAPRI BLACK HAWK L.L.C.
          RECONCILIATION OF NET INCOME (LOSS) TO OPERATING INCOME (LOSS) BY CASINO PROPERTY
                                           (IN THOUSANDS)
                                 NINE MONTHS ENDED JANUARY 23, 2005

                           -------------------------------------------------------------------------
                                                                           INCOME TAX
                            OPERATING    INTEREST   INTEREST  MANAGEMENT   (PROVISION)      NET
                           INCOME(LOSS)   EXPENSE    INCOME       FEE        BENEFIT    INCOME(LOSS)
                           ------------  ---------  --------  -----------  -----------  ------------
  Isle-Black Hawk (3)           22,288     (2,309)        53      (3,683)            -       16,349
  Colorado Central
     Station (3) (4)              (652)    (4,105)         5        (734)        2,097       (3,389)
  Colorado Grande (3) (4)          548       (556)         4        (235)          109         (130)
-------------------------  ------------  ---------  --------  -----------  -----------  ------------
  COLORADO TOTAL                22,184     (6,970)        62      (4,652)        2,206       12,830

                               NINE MONTHS ENDED JANUARY 25, 2004

                           ---------------------------------------------------------------------
                                                                         INCOME TAX
                           OPERATING   INTEREST   INTEREST  MANAGEMENT   (PROVISION)
                             INCOME     EXPENSE    INCOME       FEE        BENEFIT    NET INCOME
                           ----------  ---------  --------  -----------  -----------  ----------
  Isle-Black Hawk (3)          25,326    (3,909)        94      (3,644)           -       17,867
  Colorado Central
       Station (3) (4)          6,330    (4,092)         2      (1,563)        (332)         345
  Colorado Grande (3) (4)       1,275      (552)         2        (283)        (170)         272
-------------------------  ----------  ---------  --------  -----------  -----------  ----------
  COLORADO TOTAL               32,931    (8,553)        98      (5,490)        (502)      18,484

(1) Net revenues are presented net of complimentaries, slot points expense and cash coupon redemptions.

(2) EBITDA is "earnings before interest, income taxes, depreciation and amortization." Adjusted EBITDA for each property was calculated by adding preopening expense, management fees and non-cash items to EBITDA. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is 1) a widely used measure of operating performance in the gaming industry, and 2) a principal basis for valuation of gaming companies. Management uses property level Adjusted EBITDA (Adjusted EBITDA before corporate expense) as the primary measure of the properties' performance. Adjusted EBITDA should not be construed as an alternative to operating income, as an indicator of the Company's operating performance; or as an alternative to any other measure determined in accordance with accounting principles generally accepted in the United States. The properties have significant uses of cash flows, including capital expenditures, interest payments, taxes and debt principal repayment, which are not reflected in Adjusted EBITDA. Also, other gaming companies that report Adjusted EBITDA information may calculate Adjusted EBITDA in a different manner than the Company. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by net revenue. Reconciliations of operating income to Adjusted EBITDA are included in the financial schedules accompanying this release.

(3) The Adjusted EBITDA for the Isle-Black Hawk, the Colorado Central Station-Black Hawk and the Colorado Grande-Cripple Creek, does not include management fees. The following table shows Adjusted EBITDA inclusive of management fees for the three months and nine months ended January 23, 2005, and January 25, 2004:

                                           THREE MONTHS ENDED        NINE MONTHS ENDED
                                       JANUARY 23,   JANUARY 25,  JANUARY 23,  JANUARY 25,
                                           2005         2004         2005         2004
                                       ------------  -----------  -----------  -----------
                                                          (IN THOUSANDS)
ADJUSTED EBITDA WITH MANAGEMENT FEES
Isle - Black Hawk                            7,315         8,734       23,881       26,775
Colorado Central
Station                                         67         1,530          478        5,873
Colorado Grande                                (50)          216          638        1,205

(4) The Isle of Capri Black Hawk L.L.C. acquired these properties on April 22, 2003.

(5) Operating income margin was calculated by dividing operating income by net revenue.

                                          NEVADA GOLD & CASINOS, INC.
                                          CONSOLIDATED BALANCE SHEETS


                                                                                   DECEMBER 31,    MARCH 31,
                                                                                  --------------  ------------
                                                                                       2004           2004
                              ASSETS                                               (Unaudited)     (Audited)
CURRENT ASSETS
Cash and cash equivalents                                                         $   2,886,522   $ 3,528,631
Accounts receivable                                                                     455,984       216,322
Income tax receivable                                                                 2,510,000     2,522,000
Notes receivable from affiliates, current portion                                     1,200,000     1,200,000
Other assets                                                                            195,921        79,272
                                                                                  --------------  ------------
     TOTAL CURRENT ASSETS                                                             7,248,427     7,546,225
                                                                                  --------------  ------------

Joint ventures in equity investees:
   Isle of Capri Black Hawk, L.L.C.                                                  17,957,858    15,708,324
   Route 66 Casinos, L.L.C.                                                           3,085,236     1,852,828
   Sunrise Land and Mineral Corporation                                                 371,750       371,750
Investments in development and operating projects:
  Dry Creek Casino, L.L.C., gaming                                                    1,194,520     1,264,164
  Nevada Gold Tulsa, Inc., gaming                                                     1,201,035       744,617
  Gold River, L.L.C., gaming                                                            123,358        19,770
  Gold Mountain Development, L.L.C., real estate                                      3,356,958     3,342,207
  Goldfield Resources, Inc., mining                                                     480,812       480,812
  Other assets, gaming                                                                  519,235       414,571
Notes receivable from Dry Creek Rancheria                                            10,000,000    10,000,000
Notes receivable - gaming projects                                                    5,214,071             -
Notes receivable from affiliates                                                      3,052,121     3,839,586
Deferred loan issue cost, net                                                           410,008       285,450
Deferred tax asset                                                                      870,187             -
Furniture, fixtures and equipment, net of accumulated depreciation
  of $153,931 at December 31, 2004 and $124,609 at March 31, 2004                       100,739        80,753
                                                                                  --------------  ------------
          TOTAL ASSETS                                                            $  55,186,315   $45,951,057
                                                                                  ==============  ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities                                          $   1,215,087   $ 1,205,241
Deferred tax liability                                                                        -     2,517,678
Current portion of long-term debt, net of discount                                    6,516,134             -
                                                                                  --------------  ------------
     TOTAL CURRENT LIABILITIES                                                        7,731,221     3,722,919
                                                                                  --------------  ------------

LONG-TERM LIABILITIES

Deferred income                                                                         101,995       145,833
Convertible note, net of discount and current portion                                         -    11,029,266
Term note payable, net of current portion                                             3,272,500             -
Note payable on credit facility                                                      13,915,671             -
                                                                                  --------------  ------------
     TOTAL LONG-TERM LIABILITIES                                                     17,290,166    11,175,099
                                                                                  --------------  ------------
     TOTAL LIABILITIES                                                               25,021,387    14,898,018
                                                                                  --------------  ------------

COMMITMENTS AND CONTINGENCIES                                                                 -             -

MINORITY INTEREST - DRY CREEK CASINO, L.L.C.                                            263,382       253,719

STOCKHOLDERS' EQUITY
Common stock, $0.12 par value, 20,000,000 shares authorized, 13,343,603 and
12,279,352 shares issued at December 31, 2004, and March 31, 2004, respectively       1,601,232     1,473,522
Additional paid in capital                                                           20,961,697    19,256,200
Treasury stock, 604,900 shares, at cost                                              (6,608,955)            -
Retained earnings                                                                    13,920,028    10,261,455
Accumulated other comprehensive income (loss)                                            27,544      (191,857)
                                                                                  --------------  ------------
     TOTAL STOCKHOLDERS' EQUITY                                                      29,901,546    30,799,320
                                                                                  --------------  ------------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $  55,186,315   $45,951,057
                                                                                  ==============  ============

                           NEVADA GOLD & CASINOS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                    Three Months Ended
                                                       December 31,
                                                    2004          2003
                                                ------------  ------------
REVENUES
Gaming asset participation income:
  Dry Creek Casino, L.L.C.                      $ 1,238,520   $   867,718
Other income:
  Interest income                                   444,060     1,795,659
  Royalty income                                     16,903        16,903
                                                ------------  ------------
  TOTAL REVENUES                                  1,699,483     2,680,280
                                                ------------  ------------

EXPENSES
General and administrative                          270,552       295,602
Interest expense                                    512,355       747,775
Salaries                                            599,589       333,263
Legal and professional fees                         567,788       239,720
Amortization of deferred loan issue cost             63,926       967,124
Other                                                44,032        50,789
                                                ------------  ------------

    TOTAL EXPENSES                                2,058,242     2,634,273
                                                ------------  ------------

EQUITY IN EARNINGS OF ISLE OF CAPRI-BLACK HAWK    1,477,890     2,457,760

EQUITY IN EARNINGS OF ROUTE 66 CASINOS, L.L.C.      400,755       418,351

MINORITY INTEREST - DRY CREEK CASINO, L.L.C.       (184,448)     (127,156)
                                                ------------  ------------

Income before income tax provision                1,335,438     2,794,962

Federal income tax provision - deferred            (507,466)     (986,675)
                                                ------------  ------------
NET INCOME                                      $   827,972   $ 1,808,287
                                                ============  ============

PER SHARE INFORMATION
Net income per common share - basic             $      0.06   $      0.16
                                                ============  ============

Net income per common share - diluted           $      0.06   $      0.12
                                                ============  ============

Basic weighted average number of
   common shares outstanding                     12,837,107    11,660,023
                                                ============  ============

Fully diluted weighted average number of
   common shares outstanding                     14,286,637    15,189,664
                                                ============  ============

                           NEVADA GOLD & CASINOS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                     Nine Months Ended
                                                       December 31,
                                                    2004          2003
                                                ------------  ------------
REVENUES
Gaming asset participation income:
  Dry Creek Casino, L.L.C.                      $ 3,655,655   $ 2,576,926
Other income:
  Interest income                                 1,370,461     4,348,959
  Royalty income                                     50,708        45,537
  Miscellaneous income                                    -        34,975
                                                ------------  ------------

  TOTAL REVENUES                                  5,076,824     7,006,397
                                                ------------  ------------

EXPENSES
General and administrative                          761,913       667,028
Interest expense                                  1,330,755     2,809,681
Salaries                                          1,556,046       893,418
Legal and professional fees                       1,248,834     1,082,037
Amortization of deferred loan issue cost            292,915       960,084
Write-off of project development costs              180,850        23,403
Other                                               142,879       119,675
                                                ------------  ------------

  TOTAL EXPENSES                                  5,514,192     6,555,326
                                                ------------  ------------

EQUITY IN EARNINGS OF ISLE OF CAPRI-BLACK HAWK    5,517,108     7,948,208
EQUITY IN EARNINGS OF ROUTE 66 CASINOS, L.L.C.    1,246,897       636,625

MINORITY INTEREST - DRY CREEK CASINO, L.L.C.       (546,272)     (396,080)
                                                ------------  ------------

Income before income tax provision                5,780,365     8,639,824

Federal income tax provision - deferred          (2,121,792)   (2,973,753)
                                                ------------  ------------
NET INCOME                                      $ 3,658,573   $ 5,666,071
                                                ============  ============

PER SHARE INFORMATION
Net income per common share - basic             $      0.29   $      0.50
                                                ============  ============

Net income per common share - diluted           $      0.26   $      0.39
                                                ============  ============

Basic weighted average number of
   common shares outstanding                     12,799,385    11,361,669
                                                ============  ============

Fully diluted weighted average number of
   common shares outstanding                     14,793,284    15,403,212
                                                ============  ============


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